 © 2013 Weatherford. All rights reserved.  Weatherford Divestiture Update   November 4, 2013

 © 2013 Weatherford. All rights reserved.  © 2013 Weatherford. All rights reserved.  *  Disclaimer  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Weatherford’s prospects for its operations, expectations regarding future financial results and the resolution of our remediation of our material weakness in internal controls over financial reporting of income taxes, which are subject to certain risks, uncertainties and assumptions. These risks and uncertainties, which are more fully described in Weatherford International Ltd.’s reports and registration statements filed with the SEC, include but are not limited to the impact of oil and natural gas prices and worldwide economic conditions on drilling activity, the outcome of pending government investigations and litigation, our ability to maintain robust internal controls over financial reporting, the demand for and pricing of Weatherford’s products and services, domestic and international economic and regulatory conditions, changes in tax and other laws affecting our business, results of our tax planning efforts, effects of extreme weather conditions and global political instability. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary materially from those currently anticipated.  Additionally, with respect to the transactions contemplated herein, there is no guarantee that the assets will perform as required to create compelling market interest, or that the timing of any potential transactions or market interest will conform with the expectations of the Company.

 © 2013 Weatherford. All rights reserved.  *  © 2013 Weatherford. All rights reserved.  Table of Contents  CoreNon-CoreRigsOther Four BusinessesTimeline3. Rationale

Our Core: Four Clearly Defined Businesses

FORMATION EVALUATION
Focus on Unconventional



Complete reservoir evaluation and characterization technology and services (excluding seismic):

- Laboratory Services
- Wireline (specific sensing & specific conveyance)
- Logging-while-Drilling (unique sensing)
- Advanced Mudlogging
- Petroleum Consulting

WELL CONSTRUCTION
Focus on Well Integrity



Flagship portfolio for securing well integrity (excluding OCTG and cement):

- Tubular Running Services
- Managed Pressure Drilling
- Drilling with Casing
- Cementation Products
- Liner Hangers
- Solid Expandables

COMPLETION
Focus on Reservoir Completion



Differentiated completion portfolio:

- Open Hole Completion Systems
- Multifaceted zonal isolation capability
- Sand Control technology
- Latest generation Completion technology
- Engineered Chemistry

PRODUCTION
Focus on Decline Rate



Leading provider of integrated production systems:

- Artificial Lift Systems
- Production Optimization – all forms
  - Control Systems
  - Flow Measurement
  - Reservoir Monitoring
  - Software

© 2013 Weatherford. All rights reserved.

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 © 2013 Weatherford. All rights reserved.  © 2013 Weatherford. All rights reserved.  *  Non-Core Business Revenues ~$3.5B in 2013  Rigs36%  Non-Core Business Revenues ̴ $3.5B  Land RigsDrillingWorkover   Other Four BusinessesDrilling FluidsPipeline and Specialty ServicesTesting and Production ServicesWellheads  Early Production Facilities (EPF)Complete and Exit  Non-Core: Divest / Separate  Land

Associated Business Revenues ~$1.5B in 2013

Associated business revenues ~1.5B in 2013 from Pressure Pumping Services that we will improve & retain

Pressure Pumping Services:

- A business associated with our core
- Pulls through other products and services and vice versa
- Important in Unconventionals

© 2013 Weatherford. All rights reserved.
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 © 2013 Weatherford. All rights reserved.  *  WFT owns and operates the largest international land drilling fleet in the world  Rigs – Business Overview  Annual Revenue1  Workover Rigs  $1.8-2.0b  284  Global Employees  ~ 14,000  Annual EBITDA1  Drilling Rigs  2014 Activity  $0.35-0.40b  183  ~ 90%  1 Estimated for 2014 as a stand alone business  under contract,Eastern Hemisphere (ex-Russia)  MENA  RUSSIA  LAM  AP  EU  SSA

 © 2013 Weatherford. All rights reserved.  © 2013 Weatherford. All rights reserved.  *  Rigs – Predominantly Eastern Hemisphere Footprint  International Footprint183 Drilling Rigs284 Workover Rigs

 © 2013 Weatherford. All rights reserved.  *  © 2013 Weatherford. All rights reserved.  Rigs – Our Path to Separation  Likely Separation Options:Spin-OffInitial Public Offering (IPO) followed by secondary offeringIPO followed by Spin-OffSeparation targeted Q4 2014

Other Four Businesses to be Divested

Transactions expected to be complete by 3Q 2014



Drilling Fluids

- Drilling Fluid Systems
- Drilling Waste Management
- Rentals and Services



Pipeline & Specialty Services

- Pre-commissioning
- Process
- In Line Services



Testing & Production Services

- Surface Well Testing
- Frac Flowback
- Drill Stem Testing
- Slickline



Wellheads

- Wellheads Systems
- Equipment/Testing Services
- Rentals Services

2014E
Cumulative Revenue ~ $1.1- $1.3B
EBITDA ~ $130-170M

© 2013 Weatherford. All rights reserved.

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© 2013 Weatherford. All rights reserved.  © 2013 Weatherford. All rights reserved.  *  Timeline  Proserv ~ $250M sales priceClosed May 2012Expected 2014 monetization  2Q 2012  4Q 2014  3Q 2014  4Q 2013  1Q 2013  Johnson Screens $134M sales priceClosed 1Q13  Borets $400M sales priceClosed 4Q13Disposal of 38.5% minority interest8.5x ’13 EBITDA  Monetization of Other Four Businesses Drilling FluidsPipeline and Specialty ServicesTesting and Production ServicesWellheads  Expected Land Rig Separation

 © 2013 Weatherford. All rights reserved.  *  © 2013 Weatherford. All rights reserved.  Rationale: Our Path to Sustaining Long-Term Performance  We are now emerging with a disciplined focus on cash generation both through capital efficiency and operational excellence Capital Structure Objective  Current 52% debt-to-cap  Targeted25% debt-to-cap